UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2019

GLOBAL SMART CAPITAL CORP.
(Exact name of registrant as specified in its charter)

(FORMERLY TODEX CORP)

Nevada	333-201288	37-1765902
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1905

Nam Wo Hong Building

148 Wing Lok Street

Sheng Wan, Hong Kong

999077

(Address of principal executive offices) (zip code)

86 137 6037 8080

(Registrant’s telephone number, including area code)

__________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrants Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On November 4, 2019, Global Smart Capital Corp. (the “Company”) entered into a joint venture agreement, (the “Agreement”) with Sausage Saloon HK. Ltd., to develop products and services with access to the necessary research and developmental intellectual property related to fast foods restaurants with particular emphasis on Sausage Salons. Pursuant to the agreement, the Company will issue 5,000,000, of its, common shares and pay a royalty of 8% of profits earned in China.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Smart Capital Corp.

Dated: November 6, 2019	By:	/s/ Lou Yun Feng
	Name:	Lou Yun Feng
	Its:	President

	By:	Johannes Petros Roux
His power of attorney

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